MORTGAGE REGISTRATION TAX
DUE HEREON:   NONE


                    NINTH AMENDMENT TO COMBINATION MORTGAGE,
               SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT


         THIS AMENDMENT is made as of November 25, 1996, by and between Lundgren Bros. Construction, Inc., a Minnesota corporation (the "Mortgagor"), and Builders Development & Finance, Inc., a Minnesota corporation (the "Mortgagee").


                                    RECITALS

         A. The Mortgagor has executed and delivered to the Mortgagee a Combination Mortgage, Security Agreement and Fixture Financing Statement dated March 18, 1994 (the "Original Mortgage"). The Original Mortgage was amended by that certain First Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement dated as of June 10, 1994 ("First Amendment"), by that certain Second Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement dated as of August 22, 1994 ("Second Amendment"), by that certain Third Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement and Amendment to Revolving Credit Line Agreement dated as of January 25, 1995 ("Third Amendment"), by that certain Fourth Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement and Amendment to Revolving Credit Line Agreement dated as of February 13, 1995 ("Fourth Amendment"), by that certain Fifth Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement and Amendment to Revolving Credit Line Agreement dated as of May 11, 1995 ("Fifth Amendment"), by that certain Sixth Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement and Amendment to Revolving Credit Line Agreement dated as of September 8, 1995 ("Sixth Amendment"), by that certain Seventh Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement and Amendment to Revolving Credit Line Agreement dated as of February 14, 1996 ("Seventh Amendment"), and by that certain Eighth Amendment to Combination Mortgage, Security Agreement and Fixture Financing Statement and Amendment to Revolving Credit Line Agreement dated as of May 20, 1996 ("Eighth Amendment").

The Original Mortgage, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment are collectively referred to herein as the "Mortgage." Certain lots described in the Mortgage have been released from the Mortgage and are no longer subject to the Mortgage or this instrument.

         B.       The Original Mortgage was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Recorder's Office        April 4, 1994        6264214
         Hennepin County Registrar of Titles      June 6, 1994         2521600
         Hennepin County Registrar of Titles      April 4, 1994        2499013
         Dakota County Recorder's Office          April 4, 1994        1206249
         Carver County Recorder's Office          April 4, 1994        165103
         Carver County Registrar of Titles        April 4, 1994        T83447

         C.       The First Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Recorder's Office        July 15, 1994         6313171
         Hennepin County Registrar of Titles      July 28, 1994         2536818
         Dakota County Recorder's Office          July 14, 1994         1228848
         Carver County Recorder's Office          July 19, 1994         169673
         Carver County Registrar of Titles        July 19, 1994         T84926

         D.       The Second Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Recorder's Office     September 29, 1994      6345918
         Hennepin County Recorder's Office     August 31, 1994         6333560
         Dakota County Recorder's Office       September 2, 1994       1239106

         E.       The Third Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Recorder's Office       February 3, 1995       6395270
         Hennepin County Registrar of Titles     February 6, 1995       2587774
         Dakota County Recorder's Office         February 2, 1995       1263412
         Carver County Recorder's Office         February 3, 1995       A177001
         Carver County Registrar of Titles       February 3, 1995       T87056

         F.       The Fourth Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Recorder's Office      February 16, 1995      6399195


         G.       The Fifth Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Dakota County Recorder's Office          May 16, 1995         1278546
         Dakota County Registrar of Titles        May 16, 1995         319850

         H.       The Sixth Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Dakota County Recorder's Office        September 21, 1995      1302270
         Dakota County Registrar of Titles      September 21, 1995      325600
         Carver County Recorder's Office        September 19, 1995      185012
         Carver County Registrar of Titles      September 19, 1995      T89065

         I.       The Seventh Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Registrar of Titles    February 26, 1996       2680664

         J.       The Eighth Amendment was recorded as follows:

                  Office                           Filing Date         Doc. No.
                  ------                           -----------         --------

         Hennepin County Recorder's Office        June 4, 1996         6583734
         Hennepin County Registrar of Titles      June 4, 1996         2707163
         Dakota County Recorder's Office          May 30, 1996         1351355
         Dakota County Registrar of Titles        May 30, 1996         337858
         Carver County Recorder's Office          June 4, 1996         195942
         Carver County Registrar of Titles        June 4, 1996         T92154

         K. The purpose of this Amendment is to add additional Mortgaged Property, as such term is defined in the Mortgage, but there will be no change in the amount of the debt secured by the Mortgage.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the facts recited, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor and the Mortgagee hereby agree as follows:

         1. The terms "Land" and "Mortgaged Property" as used in the Mortgage shall include the following land, as well as that land which has not been released from the Mortgage heretofore:

                  PARCEL NO. 1:

                  In HIGHLANDS ON LAKE ST. JOE, Carver County, Minnesota:

                           Lots 6 through 8 and 10 through 12, Block 1; Lot 1, Block 2; and Lots 3 through 6, Block 3

                  PARCEL NO. 2:

                  In HIGHLANDS ON LAKE ST. JOE 2ND ADDITION, Carver County,
                  Minnesota:

                           Lots 1 through 9, Block 1

                  PARCEL NO. 3:

                  In SAVANNAH , Hennepin County, Minnesota:

                           Lots 9 through 11, Block 1; and Lots 8 and 9, Block 3

         2. The "Permitted Encumbrances" set forth on Exhibit B attached to the Mortgage are hereby amended to include the following:

         Mortgages held by Builders Development & Finance, Inc., a Minnesota corporation, on Parcel Nos. 1 and 2;

         Mortgage held by Enebak Construction Company, a Minnesota corporation, on Parcel No. 1;

         Mortgages held by Builders Development & Finance, Inc., a Minnesota corporation, on Parcel No. 3;

         3. All terms of the Mortgage shall remain in effect except as amended hereby, and the Mortgagor restates and affirms all representations, warranties and covenants of the Mortgagor as set forth in the Mortgage with respect to the Land herein described and with respect to that Land which has not been released of record from the lien of the Mortgage, and Mortgagor agrees to be bound by and to perform all of the covenants and agreements in the Mortgage at the time and in the manner therein provided.

         4. The Mortgagor agrees to pay or reimburse the Mortgagee for any and all fees payable to public officials in connection with this instrument and the recording hereof, including any mortgage registration tax that may be due.

         IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have executed this instrument as of the day and year first above written.

                                            MORTGAGOR:

                                            LUNDGREN BROS. CONSTRUCTION, INC.

                                            By   /s/ PETER PFLAUM
                                                 -------------------------------
                                                 Peter Pflaum, President

                                            MORTGAGEE:

                                            BUILDERS DEVELOPMENT & FINANCE, INC.

                                            By   /s/ DANE SWENSON
                                                 -------------------------------
                                                 Its Vice President

STATE OF MINNESOTA         )
                           ) ss
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 25th day of November, 1996, by Peter Pflaum, the President of Lundgren Bros. Construction, Inc., a Minnesota corporation, on behalf of the corporation.

                                                              /s/ LAVERN M. ROD
                                                              ------------------
                                                              Notary Public

STATE OF MINNESOTA         )
                           ) ss
COUNTY OF HENNEPIN         )

         The foregoing instrument was acknowledged before me this 25th day of November, 1996, by Dane Swenson, the Vice President of Builders Development & Finance, Inc., a Minnesota corporation, on behalf of the corporation.

                                                              /s/ LAVERN M. ROD
                                                              ------------------
                                                              Notary Public

THIS INSTRUMENT WAS DRAFTED BY:
LEONARD, STREET AND DEINARD (NLW/JCK)
150 South Fifth Street, Suite 2300
Minneapolis, Minnesota  55402
(612) 335-1500